UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934

Date of report (Date of earliest event reported) October 1, 2021

DIGITAL BRANDS GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-40400	46-1942864
(Commission File Number)	(IRS Employer Identification No.)

1400 Lavaca Street, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

(209) 651-0172

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001	DBGI	The Nasdaq Stock Market LLC
Warrants, each exercisable to purchase one share of Common Stock	DBGIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 1, 2021, FirstFire Global Opportunities Fund, LLC FirstFire purchased from Digital Brands Group, Inc. (the “Company”) a senior secured convertible note (the “Note”), with an interest rate of 6% per annum, having a face value of $1,575,000 for a total purchase price of $1,500,000, secured by an all assets of the Company – the Note was issued further an Amended and Restated Securities Purchase Agreement by and among the Company, FirstFire and Oasis Capital, LLC (“Oasis Capital”), which amended and restated the Securities Purchase Agreement between Company and Oasis Capital dated August 27, 2021, (“A&R SPA”).

The Note, in the principal amount of $1,575,000, bears interest at 6% per annum and is due and payable 18 months from the date of issuance, unless sooner converted. The Note is convertible at the option of FirstFire into shares of the Company’s common stock at a conversion price (the “Conversion Price”) which is the lesser of (i) 130% of the closing price on the last trading day prior to the issue date, and (ii) 90% of the average of the two lowest VWAPs during the five consecutive trading day period preceding the delivery of the notice of conversion. FirstFire is not permitted to submit conversion notices in any thirty day period having conversion amounts equaling, in the aggregate, in excess of $500,000. If the Conversion Price set forth in any conversion notice is less than $3.00 per share, the Company, at its sole option, may elect to pay the applicable conversion amount in cash rather than issue shares of its common stock.

In connection with the issuance of the Note, the Company agreed to grant FirstFire a security interest in substantially all of its assets to secure the obligations under the Note (in addition to the security interest granted to Oasis Capital thereunder – the security interest was granted further to a joinder and amendment dated October 1, 2021 by and among the Company, FirstFire and Oasis Capital (the “Amendment to Security Agreement) which amended that certain security agreement dated August 27, 2021 between the Company and Oasis Capital (the “Security Agreement”) pursuant to which). In addition, the Company entered into a joinder and amendment dated October 1, 2021 with FirstFire and Oasis Capital (the “Amendment to RRA”) amending that certain registration rights agreement dated August 27, 2021 between the Company and Oasis Capital (the “RRA”). The RRA, as amended, provides that the Company shall file a registration statement registering the shares of common stock issuable upon conversion of the Note no later than 60 days from the date of the Note and take commercially reasonable efforts to cause such registration statement to be effective with the SEC no later than 90 days from the date of the Note.

In connection with the issuance of the Note, each of the Company’s subsidiaries entered into amendments and joinders dated October 1, 2021 to that certain security agreement and subsidiary guarantee, each dated August 27, 2021, in favor of FirstFire and Oasis Capital pursuant to which such subsidiaries granted FirstFire and Oasis Capital a security interest in substantially all their assets and guarantee the obligations of the Company under the Note and the prior note issued to Oasis Capital.

Copies of the A&R SPA, the Note, the Security Agreement and the Amendment to Security Agreement are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference. Copies of RRA and Amendment to RRA are filed as Exhibits 4.1 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference. The foregoing descriptions of the A&R SPA, Note, Security Agreement, Amendment to Security Agreement, RRA and Amendment to RRA do not purport to be complete and are qualified in their entirety by reference to the applicable exhibit.

Item 3.02 Unregistered Sales of Equity Securities.

Item 1.01 is incorporated by reference herein. As described in Item 1.01, under the terms of the A&R SPA, the Company issued to FirstFire the Note - the issuance is exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01 Regulation FD Disclosure.

On October 5, 2021, the Company issued a press release regarding the Note, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
4.1	Registration Rights Agreement, dated August 27, 2021, by and between Digital Brands Group, Inc. and Oasis Capital, LLC (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on August 31, 2021)
4.2	Joinder and Amendment to Registration Rights Agreement, dated October 1, 2021, by and among Digital Brands Group, Inc., Oasis Capital, LLC and FirstFire Global Opportunities Fund, LLC
10.1	Amended and Restated Securities Purchase Agreement, dated October 1, 2021, by and among Digital Brands Group, Inc., Oasis Capital, LLC and FirstFire Global Opportunities Fund, LLC
10.2	Senior Secured Convertible Promissory Note, dated October 1, 2021, by Digital Brands Group, Inc. in favor of FirstFire Global Opportunities Fund, LLC
10.3	Security Agreement, dated August 27, 2021, by and between Digital Brands Group, Inc. and Oasis Capital, LLC (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on August 31, 2021)
10.4	Joinder and Amendment to Security Agreement, dated October 1, 2021, by and among Digital Brands Group, Inc., Oasis Capital, LLC and FirstFire Global Opportunities Fund, LLC
99.1	Press release dated October 5, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL BRANDS GROUP, INC.

Date: October 6, 2021

	By:	/s/ John Hilburn Davis IV
	Name:	John Hilburn Davis IV
	Title:	President and Chief Executive Officer